UNITED STATES SECURITIES

AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FX REAL ESTATE AND ENTERTAINMENT INC.
(Name of Registrant as Specified in Its Charter)
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FX REAL ESTATE AND ENTERTAINMENT INC.

650 Madison Avenue

New York, New York 10022

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, JULY 14, 2010

May 28, 2010

Dear Stockholders:

The 2010 Annual Meeting of Stockholders of FX Real Estate and Entertainment Inc. (the “Company”) will be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York at 9:00 a.m., Eastern Daylight Time, on Wednesday, July 14, 2010, for the following purposes:

1.

The election of six directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.

The ratification of the appointment of L.L. Bradford & Company, LLC to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2010; and

3.

Such other business as may properly come before the annual meeting and any adjournment or postponement of the meeting.

The close of business on May 21, 2010 has been fixed by our board of directors as the record date for determining the holders of our common stock entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Each share of common stock is entitled to one vote. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose relating to the annual meeting, during ordinary business hours at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166.

We are not soliciting proxies for this annual meeting. However, all stockholders are welcome to attend the meeting and vote in person.

FXRE REAL ESTATE AND ENTERTAINMENT INC.

2010 ANNUAL MEETING OF STOCKHOLDERS

WEDNESDAY, JULY 14, 2010

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

This Information Statement contains information related to the Company’s 2010 annual meeting of stockholders to be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York at 9:00 a.m., Eastern Daylight Time, on Wednesday, July 14, 2010 and at any adjournments or postponements thereof. The approximate date that this Information Statement, the preceding Notice of Annual Meeting and the Company’s 2009 Form 10-K are first being made available to stockholders is May 28, 2010. We are making this Information Statement available to our stockholders for use at the annual meeting. You should review this information in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

TABLE OF CONTENTS

GENERAL INFORMATION

3

Meeting Information

3

Who May Vote

3

How To Vote

3

Quorum

3

Votes Needed

3

Other Matters

4

PROPOSAL NO. 1 ELECTION OF DIRECTORS

5

Vote Required and Recommendation of Our Board of Directors

5

Non-Voting Designated Preferred Director

6

Class A Designated Director

6

Stockholder Derivative Lawsuit

6

NOMINEES FOR DIRECTORS AND EXECUTIVE OFFICERS

7

Corporate Governance Guidelines and Director Independence

8

Code of Business Conduct and Ethics

8

Meetings and Committees of the Board of Directors

8

Audit Committee

9

Compensation Committee

9

Nominating and Corporate Governance Committee

9

Communications by Stockholders with Directors

10

Director Attendance at Annual Meetings

10

COMPENSATION OF DIRECTORS

10

EXECUTIVE COMPENSATION

11

2009 Summary Compensation Table

11

Outstanding Equity Awards at December 31, 2009

12

Potential Payments upon Termination without Cause or Change-in-Control

13

Potential Payments upon Death or Disability

13

Compensation Committee Interlocks and Insider Participation

13

Securities Authorized for Issuance under Equity Compensation Plans

14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

15

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

18

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

18

Board Decisions and Certain Conflicts of Interest

18

PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

19

Vote Required and Recommendation of our Board of Directors

19

REPORT OF THE AUDIT COMMITTEE

20

SERVICES PROVIDED BY THE INDEPENDENT PUBLIC ACCOUNTANT AND FEES PAID

21

Audit Committee Pre-Approval of Services Provided by the Independent

Registered Public Accounting Firm

21

ANNUAL REPORT

22

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

OF FXRE STOCKHOLDERS

22

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

22

OTHER MATTERS

22

WHERE YOU CAN FIND MORE INFORMATION

22

GENERAL INFORMATION

Meeting Information

The annual meeting of stockholders of FX Real Estate and Entertainment Inc. (“FXRE,” the “Company,” “we,” “our” or “us”) will be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York, beginning at 9:00 a.m., Eastern Daylight Time, on July 14, 2010.

Who May Vote

You are entitled to vote, in person or by proxy, at the annual meeting if you owned shares of our common stock as of the close of business (5:00 p.m.) on May 21, 2010, the record date of the annual meeting. On the record date, 65,403,876 shares of our common stock were issued and outstanding and held by 589 holders of record. Holders on the record date of our common stock which is (1) held directly in your name as the stockholder of record or (2) held for you as the beneficial owner through a stockbroker, bank or other nominee, are entitled to one vote per share at the annual meeting.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

How To Vote

Holders of record may vote in person at the meeting by ballot or grant a proxy to another person to vote in your place. If your shares are not held of record in your name, you must obtain a proxy from the record holder, usually a broker or other nominee.

Quorum

The presence, in person or by proxy, at the annual meeting of the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum. Abstentions are counted as present for the purpose of determining the presence of a quorum. A broker who holds shares in nominee or “street name” for a customer who is the beneficial owner of those shares may be prohibited from giving a proxy to vote those shares on any proposal to be voted on at the annual meeting without specific instructions from such customer with respect to such proposal. Accordingly, if a broker receives voting instructions from a customer with respect to one or more, but not all, of the proposals to be voted on at the annual meeting, the shares beneficially owned by such customer will not constitute “votes cast” or shares “entitled to vote” with respect to any proposal for which the customer has not provided voting instructions to the broker. These so-called “broker non-votes” will be counted as present at the annual meeting for purposes of determining whether a quorum exists.

Votes Needed

Proposal 1: Election of Directors. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting is required for the election of each of the six director nominees. You may vote “for” or “against” one or more director nominees or you may “abstain” as to one or more director nominees. A properly executed proxy marked “abstain” as to the election of one or more director nominees will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.  Under new rules for this annual meeting, no New York Stock Exchange member broker who is the record holder of shares on behalf of a beneficial owner (the customer) can vote shares for the election of directors unless the broker receives instructions from the beneficial owner.

Proposal 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm. The affirmative “FOR” vote of the holders of a majority of all shares casting votes, either in person or by proxy, at the annual meeting is required to ratify the appointment of L.L. Bradford & Company, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2010. A properly executed proxy marked “abstain” with respect to this proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

As of the record date, our directors and executive officers and their affiliates owned and were entitled to vote approximately 39,091,742 shares of our common stock (including 3,824,733 shares underlying our Series A Convertible Preferred Stock that vote on an as-converted basis into common stock with the holders of our common stock as a single class for the proposals), which represented approximately 56.5% of our common stock outstanding on that date. All of these persons have indicated they and their affiliates will vote their shares in favor of the six director nominees and the other proposal.

Other Matters

The board of directors does not know of any other matter that will be presented for your consideration at the meeting other than the two proposals described herein.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the annual meeting, six nominees will be elected as directors. Our board of directors currently consists of six members, all of whom are standing for re-election at the annual meeting. The directors elected at the annual meeting will serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

Our board of directors, based on the recommendation of the nominating and governance committee, has nominated each of Robert F.X. Sillerman, Paul C. Kanavos, Michael J. Meyer, John D. Miller, Harvey Silverman and Robert Sudack to stand for re-election at the annual meeting.

When analyzing whether directors and nominees have the experience, qualifications, attributes and skills, individually and taken as a whole, the nominating and governance committee and the board of directors focus on the information as summarized in each of the directors’ individual biographies set forth on pages 7 and 8 in this information statement. In particular, the board selected Mr. Sillerman to serve as a director because he is our company’s Chief Executive Officer and Chairman and believes he possesses significant entertainment and financial expertise, which will benefit our company. The board selected Mr. Kanavos to serve as a director because he is our company’s President and believes his real estate expertise will benefit our company. The board selected Mr. Meyer to serve as a director because it believes his expertise in financial planning and debt issues will benefit our company.  The board selected Mr. Miller to serve as a director because it believes his experience as chief investment officer of a major real estate company brings depth and sophistication to the board, as does his venture capital experience, both of which the board believes will benefit our company. The board selected Mr. Silverman to serve as a director because it believes his experience in capital markets will benefit our company. The board selected Mr. Sudack to serve as a director because it believes his operational experience as principal of a successful manufacturing company will benefit our company.

These director nominees will be voted upon by the holders of our common stock and the holders of our Series A Convertible Preferred Stock (on as converted to common stock basis), voting together as a single class, at the annual meeting.

There is no board representative of the holder of the one outstanding share of our preferred stock, par value $0.01 per share, designated as the Non-Voting Designated Preferred Stock. The holder of our Non-Voting Designated Preferred Stock, voting as a separate class, is entitled to elect one director at the annual meeting.  The holder of the Non-Voting Designated Preferred Stock has not advised us whether it intends to elect a designee at the annual meeting to serve as its Preferred Director.

There is no board representative of the majority of the holders of the Series A Convertible Preferred Stock. The holders of a majority of the outstanding Series A Convertible Preferred Stock, voting as a separate class, have the right to elect one director at the annual meeting.  The majority of the holders of the Series A Convertible Preferred Stock have not notified us whether they intend to elect a designee at the annual meeting to serve as their board representative.

We expect each of the six director nominees to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless our board of directors chooses to reduce the number of directors serving on the board.

Each director nominee so elected at the annual meeting will hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified.

Vote Required and Recommendation of Our Board of Directors

The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting is required for the election of each of the six director nominees. You may vote “for” or “against” one or more director nominees or you may “abstain” as to one or more director nominees. A properly executed proxy marked “abstain” as to the election of one or more director nominees will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

Our board of directors unanimously recommends that you vote “FOR” the election of each of the director nominees named above.

Non-Voting Designated Preferred Director

While not entitled to vote on the matters being brought for stockholder action at the annual meeting, the holder of the Non-Voting Designated Preferred Stock, voting as a separate class, is entitled to elect one member to the Company’s board of directors, referred to herein as the “Preferred Director.” The holder of the Non-Voting Designated Preferred Stock has not advised us whether it intends to elect a designee at the annual meeting to serve as its Preferred Director. Such designee has been deemed not to be an independent director. Holders of our common stock are not entitled to vote in the election of the Preferred Director.

Class A Designated Director

From April 5, 2010 until the date on which less than 50% of the 1,149 shares of Series A Convertible Preferred Stock outstanding on April 5, 2010 are outstanding, a majority of the holders of the Series A Convertible Preferred Stock, voting as a separate class, have the right to elect one (1) Class A Director to the Company’s board of directors at each meeting of stockholders. The majority of the holders of the Series A Convertible Preferred Stock have not advised us whether it intends to elect a designee at the annual meeting to serve as its Preferred Director. Such designee has been deemed not to be an independent director. Holders of our common stock are not entitled to vote in the election of the Class A Designated Director. The holders of the Class A Convertible Preferred Stock also vote on an as-converted basis into common stock with the holders of the Common Stock as a single class for the election of directors as well as the other proposal.

Stockholder Derivative Lawsuit

As has previously been disclosed, on April 29, 2010, we were notified that our company has been named as a nominal defendant in a derivative lawsuit filed on April 28, 2010 by stockholders The Huff Alternative Fund, L.P. and The Huff Alternative Parallel Fund, L.P. (collectively, “Huff”) on behalf of our company in the New York Supreme Court in Manhattan, New York (Index No. 650338-10) against our directors Harvey Silverman, Michael J. Meyer, John D. Miller, Robert Sudack, Paul C. Kanavos and Robert F.X. Sillerman, and Brett Torino, a stockholder and former officer of our company. The filing of the lawsuit was precipitated by our company’s Las Vegas subsidiary’s filing of a bankruptcy case in the United States Bankruptcy Court for the District of Nevada (Case No. 10-17015), pursuant to which the Las Vegas subsidiary presented its pre-packaged plan in accordance with the effective lock up agreement with the first lien lenders with respect to their mortgage loan, and two corporate affiliates (LIRA Property Owner, LLC and its parent LIRA, LLC) of Messrs. Sillerman, Kanavos and Torino. In its lawsuit, Huff alleges that such director defendants and stockholder defendant, as a former officer of our company, breached their fiduciary duties of care and loyalty to our company, its creditors and its non defendant stockholders by, among other things, (i) committing or permitting acts of misconduct such as self-dealing and disloyalty, without justifiable excuse, (ii) causing our company to be contractually bound to transfer the Las Vegas subsidiary’s Las Vegas property to the two corporate affiliates of Messrs. Sillerman, Kanavos and Torino and (iii) usurping various corporate opportunities with respect to the Las Vegas property for which Huff is seeking on behalf of our company damages of not less than $100 million, plus punitive damages. In addition, Huff alleges substantially the same claims against defendants Messrs. Kanavos and Torino, for which Huff is seeking on behalf of our company damages of not less than $50 million, plus punitive damages. We were formally served with the lawsuit on May 5, 2010. We believe the lawsuit is without merit and intend to vigorously defend against it. Huff has since filed a motion in the Las Vegas subsidiary’s bankruptcy case to have a chapter 11 trustee appointed in the bankruptcy case to preempt implementation of its plan of liquidation citing substantially the same claims alleged in Huff’s foregoing lawsuit. For further information about the Las Vegas subsidiary’s bankruptcy case, reference is made to our Quarterly Report on Form 10-Q for quarterly period ended March 31, 2010, as filed with the Securities and Exchange Commission on May 17, 2010.

NOMINEES FOR DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the nominees (all of whom are incumbent directors) to be elected at the annual meeting and our executive officers and each such person’s age and positions with our company.

Name	Age	Position
Robert F.X. Sillerman	62	Chairman and Chief Executive Officer
Paul C. Kanavos	51	Director, President
Gary McHenry	60	Principal Accounting Officer
Mitchell Nelson	62	Executive Vice President, General Counsel, Secretary
Harvey Silverman	67	Director
Michael J. Meyer	44	Director
John D. Miller	65	Director
Robert Sudack	69	Director

The business experience of each such person is set forth below.

Robert F.X. Sillerman has served as Chairman of the board of directors and Chief Executive Officer since January 10, 2008. Mr. Sillerman has served as the Chief Executive Officer and Chairman of CKX since February 2005. Prior to that, Mr. Sillerman was Chairman of FXM, Inc., a private investment firm, from August 2000 through February 2005. Mr. Sillerman is a director, executive officer and controlling stockholder of Atlas Real Estate Funds, Inc., a greater than 5% stockholder of our company (“Atlas”). Mr. Sillerman is the founder and has served as managing member of FXM Asset Management LLC, the managing member of MJX Asset Management, a company principally engaged in the management of collateralized loan obligation funds, from November 2003 through the present. Prior to that, Mr. Sillerman served as the Executive Chairman, a Member of the Office of the Chairman and a director of SFX Entertainment, Inc. from its formation in December 1997 through its sale to Clear Channel Communications in August 2000.

Paul C. Kanavos was elected a Director and appointed President on August 20, 2007. Mr. Kanavos is the Founder, Chairman and Chief Executive Officer of Flag Luxury Properties, LLC. Prior to founding Flag Luxury Properties, he worked for over 20 years at the head of Flag Management. Most recently he has developed Ritz-Carltons in South Beach, Coconut Grove and Jupiter and was involved in developing Temenos Anguilla. Mr. Kanavos is a director, executive officer and controlling stockholder of Atlas. Mr. Kanavos’ early career experience includes a position at Chase Manhattan Bank, where he negotiated, structured and closed over $1 billion in loans.

Gary A. McHenry has served as Principal Accounting Officer since July 2009. Mr. McHenry served as the Company’s Las Vegas Subsidiary’s (and its predecessors’) Controller since 2007. Mr. McHenry is a CPA and has over 10 years’ financial experience in the real estate, manufacturing and communications industries.

Mitchell J. Nelson has served as Executive Vice President, General Counsel and Secretary since December 31, 2007. Mr. Nelson has served as Senior Vice President of Corporate Affairs for Flag Luxury Properties, LLC since February, 2003. He is a minority stockholder of Atlas, and served as its President until December 2008. He has served as counsel to various law firms since 1994. Prior to that, he was a senior real estate partner at the law firm of Wien, Malkin & Bettex, with supervisory responsibility for various commercial properties. Mr. Nelson was a director of The Merchants Bank of New York and its holding company until its merger with, and remains on the Advisory Board of, Valley National Bank. Additionally, he has served on the boards of various not-for-profit organizations, including as a director of the 92nd Street YMHA and a trustee of Collegiate School, both in New York City.

Harvey Silverman was elected a director of the Company in October 2007. Mr. Silverman was a principal of Spear, Leeds & Kellogg, a major specialist firm on the New York Stock Exchange, for 39 years until its acquisition by Goldman Sachs & Co. in October of 2000. Since then, Mr. Silverman has been a private investor.

Michael J. Meyer was elected a director of the Company in May 2008. Mr. Meyer is the founding partner of 17 Broad LLC, a diversified investment vehicle and securities consulting firm. Prior to founding 17 Broad, from 2002 to 2007, Mr. Meyer served as Managing Director and Head of Credit Sales and Trading for Bank of America. Prior to that, Mr. Meyer spent four years as the Head of High Grade Credit Sales and Trading for UBS.

John D. Miller has served as a Director since January 9, 2009. Mr. Miller is the Chief Investment Officer of W.P. Carey & Co. LLC, a net lease real estate company. Mr. Miller is also a founder and Non-Managing Member of StarVest Partners, L.P., a $150 million venture capital investment fund formed in 1998. Mr. Miller is a minority stockholder of Atlas. From 1995 to 1998, Mr. Miller was President of Rothschild Ventures Inc., the private investments unit of Rothschild North America, a subsidiary of the worldwide Rothschild Group. He was also President and CEO of Equitable Capital Management Corporation, an investment advisory subsidiary of The Equitable where he worked for 24 years beginning in 1969. From February 2005 through January 2009, when he resigned, Mr. Miller served as a director of CKX, Inc.

Robert Sudack has served as a Director since January 9, 2009. Mr. Sudack is the President and owner of Posterloid Corporation, the world’s leading menu board manufacturing company with over $20 million of sales per year, headquartered in Long Island City. Mr. Sudack has also been a private investor in and advisor to various companies for many years.

Corporate Governance Guidelines and Director Independence

 The Company has Corporate Governance Guidelines which provide, among other things, that a majority of the members of our board of directors must meet the criteria for independence required by The NASDAQ Global Market. Although we are no longer listed on The NASDAQ Global Market, we continue to comply with these criteria. The NASDAQ Global Market requires that a majority of our Board qualify as “independent” and that the Company shall at all times have an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, which committees will be made up entirely of independent directors.

Messrs. Meyer, Miller, Silverman and Sudack, whose biographical information is included below under the heading “Executive Officers and Directors of FX Real Estate and Entertainment Inc.,” are incumbent directors and director nominees who qualify as independent director under the applicable rules of The NASDAQ Global Market.

The Corporate Governance Guidelines also outline director responsibilities, provide that the board of directors shall have full and free access to officers and employees of the Company and require the board of directors to conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Corporate Governance Guidelines can be found on the Company’s website at www.fxree.com.

Code of Business Conduct and Ethics

The Company has a Code of Business Conduct and Ethics, which is applicable to all our employees and directors, including our Chief Executive Officer, President, Principal Accounting Officer and General Counsel. The Code of Business Conduct and Ethics was filed with the Securities and Exchange Commission (the “SEC”) as an exhibit to the Company’s Annual Report on Form 10-K for the Year Ended December 31, 2009, filed with the SEC on April 14, 2010 and can also be found on the Company’s website at www.fxree.com .

Meetings and Committees of the Board of Directors

During 2009, the board of directors held seven meetings and acted by unanimous written consent eight (8) times. Each of Messrs. Sillerman, Kanavos, Meyer, Miller, Silverman, and Sudack attended at least seventy-five percent (75%) of the total number of meetings of the board of directors and committees (if any) on which he served that were held during the portion of 2009 for which he served as director.

The following chart sets forth the current membership of each board committee. The board of directors reviews and determines the membership of the committees at least annually.

Committee	Members
Audit Committee	Michael J. Meyer (Chairman) John D. Miller Harvey Silverman

Compensation Committee	Michael J. Meyer Harvey Silverman

Nominating and Corporate Governance Committee	Harvey Silverman (Chairman) Michael J. Meyer

Information about the committees, their respective roles and responsibilities and their charters is set forth below.

Audit Committee

The Audit Committee is currently comprised of Messrs. Meyer, Miller and Silverman. Mr. Meyer is the Chairman of the Audit Committee. The Audit Committee assists our board of directors in fulfilling its responsibility to oversee management’s conduct of our financial reporting process, including the selection of our outside auditors, review of the financial reports and other financial information we provide to the public, our systems of internal accounting, financial and disclosure controls and the annual independent audit of our financial statements. The Audit Committee, comprised of Messrs. Meyer, Miller and Silverman, met four (4) times during 2009.

All members of the Audit Committee are independent within the meaning of the rules and regulations of the SEC, and our Corporate Governance Guidelines. In addition, Mr. Meyer is qualified as an audit committee financial expert under the regulations of the SEC and has the accounting and related financial management expertise required by our Corporate Governance Guidelines. The Audit Committee’s charter can be found on the Company’s website at www.fxree.com.

Compensation Committee

We have a standing Compensation Committee currently comprised of Messrs. Meyer and Silverman. The Compensation Committee represents our Company in reviewing and approving the executive employment agreements with our Chief Executive Officer, President, Principal Accounting Officer and General Counsel. The Compensation Committee also reviews management’s recommendations with respect to executive compensation and employee benefits and is authorized to act on behalf of the board of directors with respect thereto. The Compensation Committee also administers the Company’s stock option and incentive plans, including our 2007 Long-Term Incentive Compensation Plan and our 2007 Executive Equity Incentive Plan. All members of the Compensation Committee are independent within the meaning of the rules and regulations of the SEC and our Corporate Governance Guidelines. The Compensation Committee’s charter can be found on the Company’s website at www.fxree.com. During 2009, the Compensation Committee, comprised of Messrs. Meyer and Silverman, met two (2) times.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently comprised of Messrs. Silverman and Meyer. Mr. Silverman is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for recommending qualified candidates to the board for election as directors of our Company, including the slate of directors proposed by our board of directors for election by stockholders at our annual meetings of stockholders. The Nominating and Corporate Governance Committee also advises and makes recommendations to the board of directors on all matters concerning directorship practices and recommendations concerning the functions and duties of the committees of the board of directors. To assist in formulating such recommendations, the Nominating and Corporate Governance Committee utilizes feedback that it receives from the board of directors’ annual self-evaluation process, which it oversees and which includes a committee and director self-evaluation component. The Nominating and Corporate Governance Committee developed and recommended to the board of directors Corporate Governance Guidelines and will review, on a regular basis, the overall corporate governance of our Company. The Nominating and Corporate Governance Committee, comprised of Messrs Silverman and Meyer, did not meet during 2009.

All members of the Nominating and Corporate Governance Committee are independent within the meaning of our Corporate Governance Guidelines. The Nominating and Corporate Governance Committee’s charter can be found on the Company’s website at www.fxree.com.

When considering the nomination of directors for election at an annual meeting of stockholders or, if applicable, a special meeting of stockholders, the Nominating and Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills and the extent to which the candidate would fill a present need on the board of directors. The Nominating and Governance Committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. The process may also include interviews and all necessary and appropriate inquiries into the background and qualifications of possible candidates. The Nominating and Corporate Governance Committee does not currently have a policy whereby it will consider recommendations from stockholders for its director nominees.

Communications by Stockholders with Directors

The Company encourages stockholder communications to the FXRE board of directors and/or individual directors. Stockholders who wish to communicate with the FXRE board of directors or an individual director should send their communications to the care of Mitchell J. Nelson, Secretary, FX Real Estate and Entertainment Inc., 650 Madison Avenue, New York, New York 10022. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. Mr. Nelson will maintain a log of such communications and will transmit as soon as practicable such communications to the Chairman of the Audit Committee or to the identified individual director(s), although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently, as determined by Mr. Nelson.

Director Attendance at Annual Meetings

FXRE will make every effort to schedule its annual meeting of stockholders at a time and date to accommodate attendance by directors taking into account the directors’ schedules. While all directors are encouraged to attend the FXRE annual meeting of stockholders, there is no formal policy as to their attendance at annual meetings of stockholders.

COMPENSATION OF DIRECTORS

Under our company’s director compensation policy, employee directors do not receive any separate compensation for their board service and non-employee directors receive the following compensation. Each of our non-employee directors receives an annual fee of $80,000. Each non-employee director also receives an additional $1,000 for attendance at each meeting of the board of directors and $750 for attendance at each meeting of a committee of which he is a member. The chairperson of the Audit Committee receives an additional fee of $20,000 per annum and the chairperson of each other committee receives an additional fee of $10,000 per annum. Each of the other members of the Audit Committee receives $10,000 per annum and the other members of each of the other committees receive a fee of $5,000 per annum. All fees described above will be payable half in cash and half in equity awards or stock options under the Company’s 2007 Long-Term Incentive Compensation Plan, though each non-employee director will have the option to elect, on an annual basis, to receive 100% of his compensation in equity awards or stock options. We reimburse non-employee directors for actual out-of-pocket expenses incurred.

The Company pays non-employee directors on a quarterly basis and prices all grants of Common Stock at the closing price on the last day of the quarter for which such fees relate or options therefor on the date granted. During 2009, fees earned for the first quarter were paid in cash and fees earned for the remainder of the year were satisfied through stock options.

The total compensation received by our non-employee directors during fiscal year 2009 is shown in the following table (1):

Name	Fees Earned or Paid in Cash ($)(2)	Option Awards ($)(3)	Total ($)
David Ledy (4)	$31,500	$31,500	$63,000
Michael Meyer	$27,750	$80,750	$108,500
John Miller	$22,000	$72,500	$94,500
Harvey Silverman	$25,750	$82,000	$107,750
Robert Sudack	$22,000	$66,000	$88,000

———————

(1)

Represents compensation paid with respect to the year ended December 31, 2009.

(2)

Directors are paid half in cash and half in equity, unless they elect to receive a greater percentage of their compensation in equity.

(3)

The amounts shown represent the aggregate grant date fair value of stock options computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 "Compensation-Stock Compensation" (“FASB ASC Topic 718”). The value ultimately realized by the director upon the actual exercise of the stock options may or may not be equal to the FASB ASC Topic 718 computed value. The discussion of the assumptions used for purposes of the valuation of the stock options appears in Note 13 (Share-Based Payments) of our consolidated financial statements for the fiscal year ended December 31, 2009 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(4)

Mr. Ledy resigned from the Board and committees on which he served in August 2009.

EXECUTIVE COMPENSATION

2009 Summary Compensation Table

The table below summarizes the compensation earned for services rendered to the Company for the fiscal years ended December 31, 2009 and December 31, 2008 by our Chief Executive Officer and the two other most highly compensated executive officers of the Company (the “named executive officers”) who served in such capacities at the end of the fiscal year ended December 31, 2009. Except as provided below, none of our named executive officers received any other compensation required to be disclosed by law or in excess of $10,000 annually.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation	Total
Robert F.X. Sillerman	2009	— (3)	—	—	$—	$—
Chairman and Chief Executive Officer	2008	— (3)	—	—	—	—

Paul Kanavos	2009	$452,207	$150,000 (4)	$—	$9,800	$612,007
President	2008	600,000	—	410,700	12,559	1,023,259

Mitchell Nelson	2009	$393,750	$131,250 (4)	$—	$33,043	$558,043
General Counsel	2008	525,000	—	328,560	26,084	879,644

———————

(1)

The amounts in this column for the fiscal year 2008 represent the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718. The value ultimately realized by the named executive officers upon the actual exercise of the stock options may or may not be equal to the FASB ASC Topic 718 computed value. The discussion of the assumptions used for purposes of the valuation of the stock options appears in Note 13 (Share-Based Payments) of our consolidated financial statements for the fiscal year ended December 31, 2009 included elsewhere herein. There were no stock option awards in fiscal year 2009.

(2)

Includes 401K matching and health benefits to the extent the named executive received such benefits during 2009 and 2008.

(3)

Mr. Sillerman does not receive a base salary under the terms of his employment agreement. Mr. Sillerman provided his services pursuant to and in accordance with the Shared Services Agreement by and between the

Company and CKX, Inc. until the termination of the Shared Services Agreement on June 30, 2009. The Company reimbursed CKX Inc. for a pro rata portion of Mr. Sillerman’s salary based on the amount of Mr. Sillerman’s business time spent on Company matters. After June 30, 2009, Mr. Sillerman’s services were provided without reimbursement. For the years ended December 31, 2009 and 2008, the Company reimbursed CKX in the amount of $45,618 and $260,189, respectively, for services provided by Mr. Sillerman.

(4)

Mr. Kanavos and Mr. Nelson received retention bonuses in connection with the modification of their employment agreements in June 2009. Mr. Kanavos received payment of $150,000 and Mr. Nelson received $131,250. The modification of Mr. Kanavos’ employment agreement provided for an additional retention bonus of $95,000, which has not been paid as of May 21, 2010.

(5)

Under the terms of his employment agreement with the Company, Mr. Nelson is permitted to devote up to one-third of his business time to providing services for or on behalf of Mr. Sillerman, or Flag Luxury Properties, LLC (“Flag”), provided that Mr. Sillerman and/or Flag, as the case may be, will reimburse the Company for the fair market value of the services provided for him or it by Mr. Nelson. For the years ended December 31, 2009 and 2008, Flag reimbursed the Company for $42,608 and $100,000, respectively, of Mr. Nelson’s base salary as result of services provided for it by Mr. Nelson.

Outstanding Equity Awards at December 31, 2009

	Options Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options ($)	Options Exercise Price ($)	Option Expiration Date
Robert F.X. Sillerman	2,400,000	(1)	3,600,000	—	20.00	1/10/18
	100,000	(2)	150,000		5.00	5/19/18
	—	(2)	250,000		6.00	5/19/18
Paul Kanavos	300,000	(3)	450,000	—	20.00	12/31/17
	40,000	(2)	60,000		5.00	5/19/18
	—	(2)	100,000		6.00	5/19/18
Mitchell Nelson	160,000	(4)	240,000	—	20.00	12/31/17
	40,000	(2)	60,000		5.00	5/19/18
	—	(2)	100,000		6.00	5/19/18

———————

(1)

On January 10, 2008, Mr. Sillerman received a grant of options to acquire 6,000,000 shares of common stock. The options vest ratably over a five year period.

(2)

With respect to options granted by the Company on May 19, 2008, one half of the options have an exercise price of $5.00 per share and the other half have an exercise price of $6.00 per share. The options vest over a five year period, with 40% of the $5.00 options vesting after one year, 40% of the $5.00 options vesting after year two, 20% of the $5.00 and 20% of the $6.00 options vesting after year three, 40% of the $6.00 options vesting after year four and 40% of the $6.00 options vesting after year five.

(3)

On December 31, 2007, Mr. Kanavos received a grant of options to acquire 750,000 shares of common stock. The options vest ratably over a five year period.

(4)

On December 31, 2007, Mr. Nelson received a grant of options to acquire 400,000 shares of common stock. The options vest ratably over a five year period.

Potential Payments upon Termination without Cause or Change-in-Control

The following disclosure is for our named executive officers, Messrs. Sillerman, Kanavos and Nelson.

Upon a (i) termination by our Company without “cause,” (ii) a “constructive termination without cause,” or (iii) a “change in control,” the employment agreement for Mr. Sillerman provides for the following benefits: (a) a payment in the amount of $3,000,000, (b) continued eligibility to participate in any benefit plans of our Company for the lesser of (x) three years, and (y) the remaining portion of the employment term following termination, plus (iii) (c) accelerated vesting of any stock options, restricted stock or other equity based instruments previously issued to the executive officer. However, in the event that any amount payable to Mr. Sillerman upon a “change of control” would be nondeductible by the Company under the rules set forth in Section 280G of the Internal Revenue Code of 1986, then the amount payable to Mr. Sillerman shall be reduced to the maximum amount that would be payable but which would remain deductible under Section 280G of the IRC. If a change of control were to occur as of December 31, 2009, Mr. Sillerman would receive no payment.

Name	Salary	Bonus	Health/Insurance Benefits	Total
Robert F.X. Sillerman	$0	$3,000,000	$70,524	$3,070,524
Paul Kanavos	$150,000	$0	$70,524	220,524
Mitchell Nelson	$131,250	$0	$70,348	201,598

Potential Payments upon Death or Disability

The following disclosure is for our continuing named executive officers, Messrs. Sillerman, Kanavos and Nelson.

The employment agreements of each of Messrs. Kanavos and Nelson provide for the following benefits in the event of their death: (a) all earned but unpaid Base Salary at the time of the Executive’s death; the full costs relating to the continuation of any group health, medical, dental and life insurance program or plan provided through the Employer for a period of ninety (90) days after the termination of Employment; and all reimbursable business expenses incurred by the Executive through time of his death. The approximate amount that would be due to the estates of Messrs. Kanavos and Nelson in the event of their death as of December 31, 2009 would be $220,524 and $201,598, respectively.

The employment agreement for Mr. Sillerman provides for the following benefits in the event of his death: (a) a payment in the amount of $3,000,000 plus (b) the full costs of the continuation of any group health, dental and life insurance program through which coverage was provided to any dependent of the executive officer prior to his death, for three years following the executive officer’s death and (c) accelerated vesting of any stock options, restricted stock or other equity based instruments previously issued to the executive officer. The approximate amount that would be due to the estate of Mr. Sillerman in the event of his death as of December 31, 2009 would be $3,070,524.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee was at any time during the past fiscal year an officer or employee of us, was formerly an officer of us or any of our subsidiaries or has an immediate family member that was an officer or employee of us or had any relationship requiring disclosure under “Certain Relationships and Related Transactions.”

During the last fiscal year, none of our executive officers served as:

•

a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) or another entity, one of whose executive officers served on our compensation committee;

•

a director of another entity, one of whose executive officers served on our compensation committee; and

•

a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of us.

Securities Authorized for Issuance under Equity Compensation Plans

The table below shows information with respect to our equity compensation plans: our 2007 Executive Equity Incentive Plan and our 2007 Long-Term Incentive Compensation Plan. For a description of our 2007 Executive Equity Incentive Plan and 2007 Long-Term Incentive Compensation Plan, see Note 13 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a) )
	(#)	($)	(#)
Equity compensation plans approved by security holders	10,962,794	$1.57	377,206

Equity compensation plans not approved by security holders	—	—	—

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of May 21, 2010 by:

 •

each person or entity known by us to beneficially own more than 5% of the outstanding shares of our common stock,

•

each of our named executive officers;

•

each of our directors and nominees for director; and

•

all of our directors and executive officers, named as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the securities. Unless otherwise noted, each beneficial owner has sole voting and investing power over the shares shown as beneficially owned except to the extent authority is shared by spouses under applicable law. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, any shares of common stock subject to common stock purchase warrants or stock options held by that person that are exercisable as of May 21, 2010 or will become exercisable within 60 days thereafter are deemed to be outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

As of May 21, 2010, there were 65,403,876 shares of the registrant’s common stock outstanding.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned	Percentage of Common Stock
Beneficial Owners of 5% or More
Robert F.X. Sillerman (2)	34,225,281	44.7%
Paul C. Kanavos (4)	24,998,044	33.1%
Brett Torino (3)	25,152,358	33.1%
The Huff Alternative Fund, L.P. (5)	9,864,543	14.6%

Directors and Named Executive Officers (not otherwise included above):
Michael J. Meyer (6)	481,306	*
John D. Miller (7)	384,722	*
Mitchell J. Nelson	80,000	*
Harvey Silverman (8)	2,889,717	4.4%
Robert Sudack (9)	485,067	*
All directors and executive officers as a group (9 individuals) (10)	66,916,264	72.6%

———————

*

Represents less than 1%.

(1)

Except as otherwise set forth below, the business address and telephone number of each of the persons listed above is c/o FX Real Estate and Entertainment Inc., 650 Madison Avenue, New York, New York 10022, telephone (212) 796-8177.

(2)

Sillerman beneficially owns (i) directly 19,572,012 shares of Common Stock (consisting of: (A) 13,271,972 shares of Common Stock owned by Sillerman; (B) 2,400,000 shares of Common Stock issuable upon the exercise of stock options held by Sillerman that are presently exercisable at $20.00 per share; (C) 200,000 shares of Common Stock issuable upon the exercise of stock options held by Sillerman that are presently exercisable or exercisable within 60 days of May 21, 2010 at $5.00 per share; (D) 2,055,498 shares of Common Stock issuable upon the exercise of warrants held by Sillerman and his spouse that are presently exercisable at $0.2919 per share; and (E) 888,011 shares of Common Stock issuable upon the exercise of warrants held by Sillerman and his spouse presently exercisable at $0.3041 per share); and (ii) indirectly 15,156,221 shares of Common Stock (consisting of: (A) 766,917 shares of Common Stock owned by Holdings, which Sillerman controls through a trust for the benefit of Sillerman’s descendents; (B) 4,423,264 shares of Common Stock owned of record by Laura Baudo Sillerman, Sillerman’s spouse; (C) 390,626 shares of Common Stock issuable upon the exercise of warrants held by Sillerman’s spouse that are presently exercisable at $0.08 per share; (D) 2,777,778 shares of Common Stock issuable upon the exercise of warrants held by Sillerman’s spouse, half of which are presently exercisable at $0.10 per share and the other half of which are presently exercisable at $0.11 per shares; (E) 362,637 shares of Common Stock issuable upon the exercise of warrants held by Sillerman’s spouse that are presently exercisable at $0.273 per share; (F) 618,557 shares of Common Stock issuable upon the exercise of warrants held by Sillerman’s spouse that are presently exercisable at $0.291 per share; (G) 572,410 shares of Common Stock issuable upon the exercise of warrants held by Sillerman’s spouse that are presently exercisable at $0.2621 per share and (H) 5,407,611 shares of Common Stock owned of record by Atlas). 13,783,250 of the shares of Common Stock beneficially owned by Sillerman have been pledged to Deutsche Bank Trust Company Americas, together with certain other collateral, to secure a $50 million personal loan to Sillerman. The loan matures on August 15, 2011; provided, however that $4 million of the loan becomes payable on each of October 1, 2010, January 1, 2011, April 1, 2011, and July 1, 2011. Excludes shares issuable upon conversion of Series A Convertible Preferred Shares, as follows: (A) 856,531 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Shares held by Sillerman and his spouse, as joint tenants, that are convertible at $0.2335 per share; (B) 369,913 shares issuable upon the conversion of the Series A Convertible Preferred Shares held by Sillerman and his spouse that are convertible at $0.2433 per share; (C) 151,099 shares of Common Stock issuable upon the conversion of the Series A Convertible Preferred Shares held by Sillerman’s spouse that are convertible at $0.2184 per share; (D) 257,732 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Shares held by Sillerman’s spouse that are convertible at $0.2328 per share; and (E) 238,435 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Shares held by Sillerman’s spouse that are convertible at $0.2097 per share.

(3)

Torino beneficially owns (i) directly 256,238 shares of Common Stock (consisting of: (A) 176,238 shares of Common Stock owned of record by Torino; and (B) 80,000 shares of Common Stock issuable upon the exercise of stock options held by Torino that are presently exercisable at $20.00 per share) and (ii) indirectly 25,589,072 shares of Common Stock (consisting of: (A) 5,556,870 shares of Common Stock owned of record by ONIROT; (B) 4,123,264 shares of Common Stock owned of record by TTERB; (C) 2,142,858 shares of Common Stock issuable upon the exercise of presently exercisable warrants held by TTERB, half of which are exercisable at $4.50 per share and the other half of which are exercisable at $5.50 per share; (D) 390,626 shares of Common Stock issuable upon the exercise of warrants held by TTERB that are presently exercisable at $0.08 per share; (E) 2,777,778 shares of Common Stock issuable upon the exercise of warrants held by TTERB, half of which are presently exercisable at $0.10 per share and the other half of which are presently exercisable at $0.11 per share; (F) 362,637 shares of Common Stock issuable upon the exercise of warrants held by TTERB that are presently exercisable at $0.273 per share; (G) 618,557 shares of Common Stock issuable upon the exercise of warrants held by TTERB that are presently exercisable at $0.291 per share; (H) 2,055,498 shares of Common Stock issuable upon the exercise of the warrants held by TTERB that are presently exercisable at $0.2919 per share; (I) 888,011 shares of Common Stock issuable upon the exercise of warrants held by TTERB presently exercisable at $0.3041 per share; (J) 572,410 shares of Common Stock issuable upon the exercise of warrants held by TTERB that are presently exercisable at $0.2621 per share and (K) 5,407,611 shares of Common Stock owned of record by Atlas). Excludes shares issuable upon conversion of Series A Convertible Preferred Shares, as follows: (A) 151,099 shares of Common Stock issuable upon the conversion of the Series A Convertible Preferred Shares held by TTERB that are convertible at $0.2184 per share; (B) 257,732 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Shares held by TTERB that are convertible at $0.2328 per share; (C) 856,531 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Shares held by TTERB that are convertible at $0.2335 per share; (D) 369,913 shares issuable upon the conversion of the Series A Convertible Preferred Shares held by TTERB that are convertible at $0.2433 per share; and (E) 238,435 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Shares held by TTERB that are convertible at $0.2097 per share.

(4)

Kanavos beneficially owns (i) directly 20,243,385 shares of Common Stock (consisting of: (A) 354,254 shares of Common Stock owned of record by Kanavos; (B) 9,547,802 shares of Common Stock owned of record by Kanavos and his spouse, Dayssi Olarte de Kanavos, as joint tenants; (C) 500,000 shares of Common Stock owned of record by the Paul C. Kanavos 2008 GRAT; (D) 1,142,860 shares of Common Stock issuable upon the exercise of presently exercisable warrants held by Kanavos and his spouse, half of which are exercisable at $4.50 per share and the other half of which are exercisable at $5.50 per share; (E) 300,000 shares of Common Stock issuable upon the exercise of stock options held by Kanavos that are presently exercisable at $20.00 per share; (F) 80,000 shares of Common Stock issuable upon the exercise of stock options held by Kanavos that are presently exercisable or exercisable within 60 days of May 21, 2010 at $5.00 per share; (G) 390,626 shares of Common Stock issuable upon the exercise of warrants held by Kanavos and his spouse that are presently exercisable at $0.08 per share; (H) 362,637 shares of Common Stock issuable upon the exercise of warrants held by Kanavos and his spouse that are presently exercisable at $0.273 per share; (I) 2,777,778 shares of Common Stock issuable upon the exercise of warrants held by Kanavos and his spouse, half of which are presently exercisable at $0.10 per share and the other half of which are presently exercisable at $0.11 per share; (J) 618,557 shares of Common Stock issuable upon the exercise of warrants held by Kanavos and his spouse that are presently exercisable at $0.291 per share; (K) 2,055,498 shares of Common Stock issuable upon the exercise of warrants held by Kanavos and his spouse that are presently exercisable at $0.2919 per share); (L) 888,011 shares of Common Stock issuable upon the exercise of warrants held by Kanavos and his spouse presently exercisable at $0.3041 per share; and (M) 572,410 shares of Common Stock issuable upon the exercise of warrants held by Kanavos and his spouse that are presently exercisable at $0.2621 per share; and (ii) indirectly 5,407,611 shares of Common Stock (consisting of the shares of Common Stock owned of record by Atlas). Kanavos’ beneficial ownership excludes 500,000 shares of Common Stock owned of record by his spouse’s GRAT, the Dayssi Olarte de Kanavos 2008 GRAT. Excludes shares issuable upon conversion of Series A Convertible Preferred Shares, as follows: (A) 151,099 shares of Common Stock issuable upon the conversion of the Series A Convertible Preferred Shares held by Kanavos and his spouse, as joint tenants, that are convertible at $0.2184 per share; (B) 257,732 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Shares held by Kanavos and his spouse, as joint tenants, that are convertible at $0.2328 per share; (C) 856,531 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Shares held by Kanavos and his spouse, as joint tenants, that are convertible at $0.2335 per share; (D) 369,913 shares issuable upon the conversion of the Series A Convertible Preferred Shares held by Kanavos and his spouse, as joint tenants, that are convertible at $0.2433 per share; and (E) 238,435 shares of Common Stock issuable upon the conversion of Series A Convertible Preferred Shares held by Kanavos and his spouse, as joint tenants, that are convertible at $0.2097 per share.

(5)

Held of record by The Huff Alternative Fund, L.P. and one of its affiliated limited partnerships (together, the “Huff Entities”). William R. Huff possesses the sole power to vote and dispose of all the shares of common stock held by the Huff Entities, subject to the internal screening procedures and other securities law compliance policies that from time to time require Mr. Huff to delegate to one or more employees of the Huff Entities transaction and/or securities disposition authority with respect to certain entities, including our company. All such employees serve under the ultimate direction, control and authority of Mr. Huff. Thus, Mr. Huff is deemed to beneficially own 6,739,542 shares of common stock. The address of the Huff Entities and Mr. Huff is 67 Park Place, Morristown, New Jersey 07960. Includes: (i) 7,781,209 shares of common stock owned of record by the Huff Entities and (ii) 2,083,334 shares of Common Stock issuable upon the exercise of warrants held by the Huff Entities, half of which are presently exercisable at $0.07 per share and the other half of which are presently exercisable at $0.08 per share.

(6)

Includes: (i) 32,695 shares of common stock owned of record by Mr. Meyer; and (ii) 448,611 shares of Common Stock issuable upon the exercise of stock options held by Mr. Meyer that are presently exercisable at $0.18 per share.

(7)

Includes: 384,722 shares of Common Stock issuable upon the exercise of stock options held by Mr. Miller that are presently exercisable at $0.18 per share.

(8)

Includes: (i) 1,384,119 shares of common stock owned of record by Mr. Silverman; (ii) 478,612 shares of common stock owned of record by Silverman Partners, L.P., of which Mr. Silverman is the sole general partner; (iii) 571,430 shares of common stock underlying presently exercisable warrants owned of record by Silverman Partners, L.P (these warrants are exercisable at prices of $4.50 per share for 285,715 of the underlying shares and $5.50 per share for 285,715 of the underlying shares); and (iv) 455,556 shares of

Common Stock issuable upon the exercise of stock options held by Silverman that are presently exercisable at $0.18 per share.

(9)

Includes: (i) 118,400 shares of common stock owned of record by Mr. Sudack; and (ii) 366,667 shares of Common Stock issuable upon the exercise of stock options held by Mr. Sudack that are presently exercisable at $0.18 per share.

(10)

Includes an aggregate of 31,649,255 shares of common stock underlying presently exercisable warrants and options described above in notes 2, 3, 4, 5, 6, 7, 8, and 9.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than 10% of our outstanding Common Stock to file with the SEC initial reports of ownership and changes in ownership of our Common Stock. Such individuals are also required to furnish us with copies of all such ownership reports they file.

To our knowledge, based solely on information furnished to us and contained in Section 16 reports filed with the Securities and Exchange Commission, as well as any written representations that no other reports were required, we believe that during 2009, all required Section 16 reports of our directors and executive officers and persons who own more than 10% of our outstanding common stock were timely filed, except Mr. McHenry, our principal accounting officer, who filed his initial Form 3 after the required filing date.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are a number of conflicts of interest of which stockholders should be aware regarding our ownership and operations. For a summary of transactions involving related parties, please see “Item 13. Certain Relationships, Related Transactions, and Director Independence” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Board Decisions and Certain Conflicts of Interest

Past and future decisions by our board regarding our future growth, operations and major corporate decisions will be subject to certain possible conflicts of interest. These conflicts may have caused, and in the future may cause, our business to be adversely affected. Nevertheless, our board will be responsible for making decisions on our behalf. We have adopted a policy and procedures with respect to interested transactions with related persons. Under this policy and procedures, the board of directors will convene a special committee comprised of independent directors for the purpose of reviewing the material facts of each interested transaction with related persons. In determining whether to approve an interested transaction, the acting special committee will take into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to or from an unaffiliated third-party under the same or similar circumstances and the extent of each related person’s interest in the transaction.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

L.L. Bradford & Company, LLC audited our consolidated financial statements for the year ended December 31, 2009. We engaged L.L. Bradford & Company, LLC as our independent registered public accounting firm on November 2, 2009 following the dismissal of Ernst & Young LLP as such. We had no disagreements with L.L. Bradford & Company, LLC on accounting and financial disclosures. L.L. Bradford & Company, LLC’s work on our audit for 2009 was performed by full time, permanent employees and partners of L.L. Bradford & Company, LLC. The audit committee has appointed L.L. Bradford & Company, LLC to serve as our independent registered public accounting firm for the year ending December 31, 2010.

While we are not required to submit the appointment of our independent registered public accounting firm to a vote of stockholders for ratification, our board of directors is doing so, based upon the recommendation of the audit committee, as a matter of good corporate practice. If stockholders fail to ratify the appointment, the audit committee will reconsider whether to retain L.L. Bradford & Company, LLC, and may retain that firm or another without re-submitting the matter to our stockholders. Even if our stockholders ratify the appointment, the audit committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be advisable and in the best interests of us and our stockholders.

Representatives of L.L. Bradford & Company, LLC are expected to be present at the annual meeting and will have the opportunity to make statements if they desire to do so and will be available to respond to appropriate questions.

Vote Required and Recommendation of our Board of Directors

The affirmative vote of the holders of a majority of all shares casting votes, either in person or by proxy, at the annual meeting is required to ratify the appointment of L.L. Bradford & Company, LLC as our independent registered public accounting firm for the year ending December 31, 2010.

Our board of directors unanimously recommends a vote “FOR” this proposal.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for its fiscal year ended December 31, 2009. The information contained in this report shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee oversees our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the consolidated financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2009 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has reviewed and discussed with our independent registered public accounting firm L.L. Bradford & Company, LLC, which is responsible for expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from L.L. Bradford & Company, LLC required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with L.L. Bradford & Company, LLC its independence.

Based on the considerations and discussions referred to above, the Audit Committee recommended to our board of directors (and the board approved) that the audited consolidated financial statements for 2009 be included in our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission.  This report is provided by the following independent directors, who comprise the audit committee:

Michael J. Meyer, Chairman

John D. Miller

Harvey Silverman

SERVICES PROVIDED BY THE INDEPENDENT PUBLIC ACCOUNTANT AND FEES PAID

The following table sets forth the aggregate fees for services provided by Ernst & Young LLP to the Company and its subsidiaries with respect to the years ended December 31, 2009 and 2008:

	2009	2008
Audit Fees(1)	$160,000	$1,050,600
Audit-Related Fees	5,000	—
Tax Fees(2)	—	265,300
All Other Fees	—	—
Total	$165,000	$1,315,900

———————

(1)

For 2008, audit fees were for audit services, including (i) the annual audit (including required quarterly reviews) and other procedures required to be performed by the independent auditors to be able to form an opinion on the Company’s consolidated financial statements, (ii) consultation with management as to the accounting or disclosure treatment of transactions or events, and (iii) services associated with SEC registration statements.

For 2009, audit fees were for the quarterly reviews relating to the Company’s Form 10-Q quarterly reports for the quarter ended March 31 and June 2009 and for services in connection with the transition to the new accounting firm.

(2)

Tax Fees for 2008 were for services related to (i) tax compliance and (ii) tax planning and tax advice.

The following table sets forth the aggregate fees for services provided by LL Bradford LLP to the Company and its subsidiaries with respect to the year ended December 31, 2009:

2009
Audit Fees(1)	$155,000
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—
Total	$155,000

———————

(1)

For 2009, audit fees were for the quarterly review for the Form 10-Q for the third quarter ending September 30, 2009, for transition services and for audit services, including (i) the annual audit (including required quarterly reviews) and other procedures required to be performed by the independent auditors to be able to form an opinion on the Company’s consolidated financial statements, and (ii) consultation with management as to the accounting or disclosure treatment of transactions or events.

Audit Committee Pre-Approval of Services Provided by the Independent Registered Public Accounting Firm

The Audit Committee of the board of directors maintains a pre-approval policy with respect to material audit and non-audit services to be performed by the Company’s independent registered public accounting firm in order to assure that the provision of such services does not impair the accountant’s independence. Before engaging the independent registered public accounting firm to render a service, the engagement must be either specifically approved by the Audit Committee, or entered into pursuant to the pre-approval policy. Pre-approval authority may be delegated to one or more members of the Audit Committee.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the year ended December 31, 2009 is available on the internet at www.iproxydirect.com/FXRE.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
FOR THE 2011 ANNUAL MEETING OF FXRE STOCKHOLDERS

Stockholders may present proper proposals for inclusion in the Company’s information statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion for the 2011 annual stockholders’ meeting, stockholder proposals must be received by the Company no later than March 29, 2011.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company at any time since the beginning of the last fiscal year, nor any individual nominated to be a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the annual meeting.

OTHER MATTERS

 Our board of directors does not intend to bring any matters before the annual meeting other than those specifically set forth in the notice of the annual meeting and, as of the date of this proxy statement, does not know of any matters to be brought before the annual meeting by others. If any other matters properly come before the annual meeting, or any adjournment or postponement of the annual meeting, it is the intention of the persons named in the accompanying proxy to vote those proxies on such matters in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, as well as in the SEC’s public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference rooms. The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov.

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